Advances to Suppliers, Net	6 Months Ended
Mar. 31, 2021
Advances To Suppliers Net
Advances to Suppliers, Net

NOTE 6 – ADVANCES TO SUPPLIERS, NET

Advances to suppliers, net, consist of the following:

	March 31, 2021	September 30, 2020
	(Unaudited)
Advances to suppliers for inventory raw materials	$1,898,597	$3,504,486
Less: allowance for doubtful accounts	(4,238)	(13,341)
Advances to suppliers, net	$1,894,359	$3,491,145

As of the date of this filing, approximately $1.8 million or 93.1% of advance to suppliers balances as of March 31, 2021 has been realized when the Company received the purchased inventory raw materials from suppliers, and the remaining balance is expected to be realized in August 2021.